[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                     LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,058,557
                                                                     110 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Current Principal Balance ($)       Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                      14     1,042,526.27        5.20      6.508          359       77.96        644
100,000.01 - 200,000.00                63     9,100,058.07       45.37      6.300          359       80.28        659
200,000.01 - 300,000.00                20     4,978,666.27       24.82      6.118          359       79.65        652
300,000.01 - 400,000.00                10     3,365,306.66       16.78      6.331          359       80.94        697
400,000.01 - 500,000.00                 1       412,000.00        2.05      6.970          359       80.00        671
500,000.01 - 600,000.00                 1       532,000.00        2.65      5.720          359       80.00        628
600,000.01 - 700,000.00                 1       628,000.00        3.13      5.880          360       80.00        703
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------
Min: $40,520.00
Max: $628,000.00
Average: $182,350.52
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Current Gross Rate                  Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                           2       472,000.00        2.35      5.422          359       80.00        684
5.500 - 5.999                          28     5,973,923.07       29.78      5.796          359       79.83        682
6.000 - 6.499                          45     7,876,247.24       39.27      6.231          359       80.30        663
6.500 - 6.999                          28     4,854,655.54       24.20      6.731          359       80.11        646
7.000 - 7.499                           4       664,510.66        3.31      7.368          359       80.00        654
7.500 - 7.999                           3       217,220.76        1.08      7.578          359       80.00        605
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------
Min: 5.350
Max: 7.750
Weighted Average: 6.256
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
FICO                                Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
<= 499                                  1       128,000.00        0.64      6.000          360       80.00          0
575 - 599                               7       755,418.72        3.77      6.496          359       80.00        594
600 - 624                              23     3,613,662.07       18.02      6.599          359       80.97        615
625 - 649                              22     4,601,256.05       22.94      6.193          359       79.90        635
650 - 674                              26     4,517,320.84       22.52      6.187          359       79.70        659
675 - 699                               8     1,578,348.52        7.87      6.425          359       80.10        687
700 >=                                 23     4,864,551.07       24.25      6.039          359       80.00        735
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------
Min: 591
Max: 814
NZ Weighted Average: 664
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                     LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,058,557
                                                                     110 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Original CLTV                       Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
50.00 - 54.99                           1        79,644.79        0.40      6.650          354       53.33        674
75.00 - 79.99                           4       968,050.00        4.83      6.422          359       77.85        635
80.00 - 80.00                         100    18,082,662.48       90.15      6.234          359       80.00        666
80.01 - 84.99                           2       300,000.00        1.50      6.115          359       81.75        657
85.00 - 89.99                           1       153,000.00        0.76      6.350          358       85.00        655
90.00 - 94.99                           2       475,200.00        2.37      6.742          359       90.00        627
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------
Min: 53.33
Max: 90.00
Weighted Average: 80.09
% > 80: 4.63
% > 90: 0.00
% > 95: 0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
FRM                                  # of        Principal        Curr      Gross    Remaining     Average    Average
ARM                                 Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
ARM                                    92    16,547,395.96       82.50      6.162          359       80.27        665
Fixed Rate                             18     3,511,161.31       17.50      6.702          359       79.23        659
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Product                             Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO                     38     8,589,993.00       42.82      6.149          359       80.56        672
ARM 2/28                               51     7,564,282.96       37.71      6.173          359       79.96        653
Fixed 30 yr                            14     2,657,241.31       13.25      6.804          359       78.99        643
Fixed 30 yr - 60mo IO                   3       633,920.00        3.16      6.255          359       80.00        702
ARM 5/25                                2       225,120.00        1.12      6.491          360       80.00        709
Balloon 40/30                           1       220,000.00        1.10      6.750          360       80.00        724
ARM 5/25 - 60mo IO                      1       168,000.00        0.84      5.850          360       80.00        747
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Documentation Type                  Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Full Doc                               96    16,825,046.76       83.88      6.254          359       80.11        662
Alt Doc                                14     3,233,510.51       16.12      6.269          359       80.00        675
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                     LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,058,557
                                                                     110 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Loan Purpose                        Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Purchase                               64    12,441,619.98       62.03      6.204          359       80.07        678
Cashout Refinance                      40     6,903,937.29       34.42      6.350          359       79.90        639
Rate/Term Refinance                     6       713,000.00        3.55      6.250          359       82.25        650
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Property Type                       Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Single Family Detached                 98    17,283,091.41       86.16      6.270          359       80.11        659
Condominium                             7     2,014,864.00       10.04      6.134          360       80.00        705
Townhouse                               2       332,000.00        1.66      6.349          360       80.00        652
Row Home                                2       328,000.00        1.64      6.258          359       80.00        686
Duplex                                  1       100,601.86        0.50      6.080          357       80.00        695
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
Occupancy Type                      Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Owner-Occupied                        101    17,996,912.48       89.72      6.258          359       80.21        660
Second Home                             9     2,061,644.79       10.28      6.243          359       79.05        698
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                     LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,058,557
                                                                     110 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
State                               Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
North Carolina                         20     3,174,564.16       15.83      6.341          359       80.01        658
Georgia                                11     2,237,186.66       11.15      6.263          359       81.22        647
Virginia                                7     2,139,880.00       10.67      6.202          359       79.74        686
South Dakota                           13     1,704,411.05        8.50      6.433          359       80.00        659
Florida                                 8     1,530,119.10        7.63      5.877          359       79.30        659
New Jersey                              3     1,304,000.00        6.50      6.120          359       80.00        733
Illinois                                4       993,250.63        4.95      6.411          359       83.17        641
Wisconsin                               5       799,920.00        3.99      6.368          360       80.00        657
Arizona                                 5       692,024.00        3.45      6.173          359       80.00        689
Maryland                                4       680,000.00        3.39      6.293          359       80.00        658
Pennsylvania                            4       651,926.65        3.25      6.152          358       76.74        654
Michigan                                5       598,400.00        2.98      6.495          359       80.00        612
Nevada                                  3       533,600.00        2.66      6.078          359       80.00        638
California                              2       485,600.00        2.42      5.893          359       80.00        680
Iowa                                    2       372,024.00        1.85      6.313          359       80.00        636
Oregon                                  2       326,800.00        1.63      5.560          359       80.00        747
Connecticut                             1       284,000.00        1.42      6.380          359       80.00        630
Colorado                                2       271,200.00        1.35      6.349          360       80.00        716
Minnesota                               1       248,000.00        1.24      6.250          359       80.00        614
Ohio                                    2       233,415.60        1.16      6.744          360       80.00        633
Tennessee                               2       212,800.00        1.06      6.830          359       80.00        616
Rhode Island                            1       189,835.42        0.95      6.750          358       80.00        633
Montana                                 1       188,000.00        0.94      6.870          360       78.33        634
South Carolina                          1       107,600.00        0.54      6.350          360       80.00        748
Idaho                                   1       100,000.00        0.50      5.880          360       80.00        671
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------
Top 5 Zip Code: 31523 (3.42%),8243(3.13%),57108(3.01%),28594(2.05%),57701(1.96%)
Number of States: 25
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                                         Weighted      Average
                                                   Current      Pct by    Average       Stated    Weighted   Weighted
                                     # of        Principal        Curr      Gross    Remaining     Average    Average
DTI%                                Loans          Balance    Prin Bal     Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                            4       993,500.76        4.95      5.929          359       80.00        657
10.01 - 20.00                           2       218,288.07        1.09      6.112          359       80.00        755
20.01 - 30.00                           8     1,459,231.78        7.27      6.268          359       81.10        688
30.01 - 40.00                          36     6,644,195.84       33.12      6.184          359       79.92        675
40.01 - 50.00                          46     8,505,309.63       42.40      6.339          359       79.97        648
50.01 - 60.00                          14     2,238,031.19       11.16      6.306          359       80.46        667
---------------------------------------------------------------------------------------------------------------------
Total:                                110    20,058,557.27      100.00      6.256          359       80.09        664
---------------------------------------------------------------------------------------------------------------------
WA DTI: 39.07
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================